Exhibit 10(b)

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report, dated February 4, 2003 with respect to the financial statements of Mercury International Value V.I. Fund for the year ended December 31, 2002 in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 2-74452) and under the Investment Company Act of 1940 (File No. 811-3290) of Merrill Lynch Variable Series Funds, Inc.

/s/ Ernst & Young LLP

MetroPark, New Jersey November 18, 2003